Life
FUND ALLOCATION OF PREMIUM PAYMENTS
Security Life of Denver Insurance Company, Denver, CO
A member of the ING family of companies	ING [ING LOGO]
ING Customer Service Center: PO Box 5065, Minot, ND 58702-5065	Your future. Made easier.®
Product	Policy Number/List Bill Number

A. PREMIUM ALLOCATION

Initial or Future Premium Allocations: Current investment allocations remain the same. See Section D for Investment Transfer Request.

Premium Allocation: Please allocate your premium among the investment options of the Separate Account and/or to the Guaranteed Interest Division. Please use whole number percentages for each division/option elected. You must allocate at least 1% of your premium allocation to each division/option in which you elect to invest. The total must equal 100%. For all premium allocation rules, please refer to the prospectuses.

CA Residents age 60 and older: Unless you tell us otherwise, during the 30 day free look period we allocate your initial net premium to the money market investment option. At the end of the free look period, we automatically reallocate your policy value among the various investment options according to the allocation instructions on this form. For more information, please see your policy and prospectus, ask your representative or contact the ING Customer Service Center.

_______% Guaranteed Interest Division 1

American Funds Insurance Series®
_______% American Growth - Class 2 (AFR)
_______% American Growth-Income - Class 2 (AFG)
_______% American International - Class 2 (AFI)
BlackRock Variable Series Funds, Inc.
_______% BlackRock Global Allocation V.I. - Class III (BGA)
Fidelity® Variable Insurance Products
_______% Fidelity® VIP Contrafund® - Initial Class (FCF) 2
_______% Fidelity® VIP Contrafund® - Service Class (FCP) 3
_______% Fidelity® VIP Equity-Income - Initial Class (FEI) 2
_______% Fidelity® VIP Equity-Income - Service Class (FSE) 3
ING Balanced Portfolio, Inc.
_______% ING Balanced - Class I (VBI)
ING Intermediate Bond Portfolio
_______% ING Intermediate Bond - Class I (VPB)
ING Investors Trust
_______% ING Artio Foreign - Class I (JBF)
_______% ING BlackRock Health Sciences Opportunities - Class I (EHS)
_______% ING BlackRock Large Cap Growth - Class I (GFG)
_______% ING Clarion Global Real Estate - Class S (IGT)
_______% ING DFA Global Allocation - Class I (DGA)
_______% ING DFA World Equity - Class I (IFO)
_______% ING FMRSM Diversified Mid Cap - Class I (FDI)
_______% ING Franklin Templeton Founding Strategy - Class I (IFT)
_______% ING Global Resources - Class I (IHA)
_______% ING Invesco Van Kampen Growth and Income - Class S (GRD)
_______% ING JPMorgan Emerging Markets Equity - Class I (JEI)
_______% ING JPMorgan Small Cap Core Equity - Class I (IJS)
_______% ING Large Cap Growth - Class I (EOP)
_______% ING Limited Maturity Bond - Class S (ILM)
_______% ING Liquid Assets - Class I (ILP) 4
_______% ING Liquid Assets - Class S (ILA) 5
_______% ING Marsico Growth - Class I (IMG)
_______% ING MFS Total Return - Class I (IMT)
_______% ING MFS Utilities - Class S (MUP)
_______% ING PIMCO Total Return Bond - Class I (IPC)
_______% ING Pioneer Fund - Class I (PFS)

_______% ING Pioneer Mid Cap Value - Class I (PMV)
_______% ING Retirement Growth - Class I (RGI)
_______% ING Retirement Moderate Growth - Class I (RMG)
_______% ING Retirement Moderate - Class I (RMP)
_______% ING T. Rowe Price Capital Appreciation - Class I (GFM)
_______% ING T. Rowe Price Equity Income - Class I (TEI)
_______% ING T. Rowe Price International Stock - Class I (MIO)
_______% ING U.S. Stock Index - Class I (ISP)
ING Partners, Inc.
_______% ING Baron Small Cap Growth - Class I (BSC)
_______% ING Columbia Small Cap Value II - Class I (CSI)
_______% ING Global Bond - Class S (OSI)
_______% ING Invesco Van Kampen Comstock - Class I (VKC)
_______% ING Invesco Van Kampen Equity and Income - Class I (UTA)
_______% ING JPMorgan Mid Cap Value - Class I (MCV)
_______% ING Oppenheimer Global - Class I (GGP)
_______% ING Pioneer High Yield - Class I (PHP)
_______% ING T. Rowe Price Diversified Mid Cap Growth - Class I (DMI)
_______% ING UBS U.S. Large Cap Equity - Class I (ULI)
ING Variable Funds
_______% ING Growth and Income - Class I (GIP)
ING Variable Portfolios, Inc.
_______% ING Index Plus LargeCap - Class I (IPL)
_______% ING Index Plus MidCap - Class I (IPM)
_______% ING Index Plus SmallCap - Class I (IPS)
_______% ING International Index - Class S (III)
_______% ING Russell™ Large Cap Growth Index - Class I (IRC)
_______% ING Russell™ Large Cap Index - Class I (IRI)
_______% ING Russell™ Large Cap Value Index - Class I (IRV)
_______% ING Russell™ Mid Cap Growth Index - Class I (IRM)
_______% ING Russell™ Small Cap Index - Class I (IRS)
_______% ING Small Company - Class S (ISS)
_______% ING U.S. Bond Index - Class I (ILB)
ING Variable Products Trust
_______% ING SmallCap Opportunities - Class I (NIG)
Neuberger Berman Advisers Management Trust
_______% Neuberger Berman AMT Socially Responsive® - Class I (NSR)

Designated Deduction Option: You may designate one investment option from which you want charges taken. If no investment option is designated or there is insufficient value in the option, charges will be deducted in proportion to the value invested in each investment option on the date of the charge.

Investment Option Name

Page 1 of 6 (Note: Signature required on last page.)	Order #139191	05/01/2011

Product		Policy Number/List Bill Number
B. AUTOMATIC REBALANCING OPTION (Automatically rebalances the Accumulation Value periodically to maintain a specified percentage allocation among the selected Sub-Accounts or Guaranteed Interest Division.)
Complete allocation below:	☐ Initiate Automatic Rebalancing	☐ Change Automatic Rebalancing

_______% Guaranteed Interest Division [1]
American Funds Insurance Series®				_______% ING Pioneer Mid Cap Value - Class I (PMV)
_______% American Growth - Class 2 (AFR)				_______% ING Retirement Growth - Class I (RGI)
_______% American Growth-Income - Class 2 (AFG)				_______% ING Retirement Moderate Growth - Class I (RMG)
_______% American International - Class 2 (AFI)				_______% ING Retirement Moderate - Class I (RMP)
BlackRock Variable Series Funds, Inc.				_______% ING T. Rowe Price Capital Appreciation - Class I (GFM)
_______% BlackRock Global Allocation V.I. - Class III (BGA)				_______% ING T. Rowe Price Equity Income - Class I (TEI)
Fidelity® Variable Insurance Products				_______% ING T. Rowe Price International Stock - Class I (MIO)
_______% Fidelity® VIP Contrafund® - Initial Class (FCF) [2]				_______% ING U.S. Stock Index - Class I (ISP)
_______% Fidelity® VIP Contrafund® - Service Class (FCP) [3]				ING Partners, Inc.
_______% Fidelity® VIP Equity-Income - Initial Class (FEI) [2]				_______% ING Baron Small Cap Growth - Class I (BSC)
_______% Fidelity® VIP Equity-Income - Service Class (FSE) [3]				_______% ING Columbia Small Cap Value II - Class I (CSI)
ING Balanced Portfolio, Inc.				_______% ING Global Bond - Class S (OSI)
_______% ING Balanced - Class I (VBI)				_______% ING Invesco Van Kampen Comstock - Class I (VKC)
ING Intermediate Bond Portfolio				_______% ING Invesco Van Kampen Equity and Income - Class I (UTA)
_______% ING Intermediate Bond - Class I (VPB)				_______% ING JPMorgan Mid Cap Value - Class I (MCV)
ING Investors Trust				_______% ING Oppenheimer Global - Class I (GGP)
_______% ING Artio Foreign - Class I (JBF)				_______% ING Pioneer High Yield - Class I (PHP)
_______% ING BlackRock Health Sciences Opportunities - Class I (EHS)				_______% ING T. Rowe Price Diversified Mid Cap Growth - Class I (DMI)
_______% ING BlackRock Large Cap Growth - Class I (GFG)				_______% ING UBS U.S. Large Cap Equity - Class I (ULI)
_______% ING Clarion Global Real Estate - Class S (IGT)				ING Variable Funds
_______% ING DFA Global Allocation - Class I (DGA)				_______% ING Growth and Income - Class I (GIP)
_______% ING DFA World Equity - Class I (IFO)				ING Variable Portfolios, Inc.
_______% ING FMRSM Diversified Mid Cap - Class I (FDI)				_______% ING Index Plus LargeCap - Class I (IPL)
_______% ING Franklin Templeton Founding Strategy - Class I (IFT)				_______% ING Index Plus MidCap - Class I (IPM)
_______% ING Global Resources - Class I (IHA)				_______% ING Index Plus SmallCap - Class I (IPS)
_______% ING Invesco Van Kampen Growth and Income - Class S (GRD)				_______% ING International Index - Class S (III)
_______% ING JPMorgan Emerging Markets Equity - Class I (JEI)				_______% ING Russell™ Large Cap Growth Index - Class I (IRC)
_______% ING JPMorgan Small Cap Core Equity - Class I (IJS)				_______% ING Russell™ Large Cap Index - Class I (IRI)
_______% ING Large Cap Growth - Class I (EOP)				_______% ING Russell™ Large Cap Value Index - Class I (IRV)
_______% ING Limited Maturity Bond - Class S (ILM)				_______% ING Russell™ Mid Cap Growth Index - Class I (IRM)
_______% ING Liquid Assets - Class I (ILP) [4]				_______% ING Russell™ Small Cap Index - Class I (IRS)
_______% ING Liquid Assets - Class S (ILA) [5]				_______% ING Small Company - Class S (ISS)
_______% ING Marsico Growth - Class I (IMG)				_______% ING U.S. Bond Index - Class I (ILB)
_______% ING MFS Total Return - Class I (IMT)				ING Variable Products Trust
_______% ING MFS Utilities - Class S (MUP)				_______% ING SmallCap Opportunities - Class I (NIG)
_______% ING PIMCO Total Return Bond - Class I (IPC)				Neuberger Berman Advisers Management Trust
_______% ING Pioneer Fund - Class I (PFS)				_______% Neuberger Berman AMT Socially Responsive® - Class I (NSR)
Frequency and Date of Automatic Rebalancing			(If no options are marked, frequency will be quarterly and/or date will be last valuation of calendar period.)
Frequency:	☐ Monthly	☐ Quarterly	☐ Semi-annually	☐ Annually

Date:	☐ Policy Processing Date: Date on which processing will occur based on frequency selected beginning
☐ Last Valuation Date of Calendar Period
☐ Specific Date of each Period beginning
Terminate an Existing Automatic Rebalancing Service
Please terminate my Portfolio Rebalancing Service immediately. (initial here)
	Page 2 of 6 (Note: Signature required on last page.)	Order #139191	05/01/2011

Product	Policy Number/List Bill Number
C. DOLLAR COST AVERAGING OPTION (Systematic method of investing, where securities are purchased at regular intervals so the cost of the securities is averaged over time.)
The policyowner must have at least $10,000 invested in the source fund in order to initiate Dollar Cost Averaging.
Please transfer $__________________ or __________________% from: ☐ ING Liquid Assets Portfolio	☐ ING Limited Maturity Bond Portfolio
American Funds Insurance Series®
$__________________ or __________________%	American Growth - Class 2 (AFR)
$__________________ or __________________%	American Growth-Income - Class 2 (AFG)
$__________________ or __________________%	American International - Class 2 (AFI)
BlackRock Variable Series Funds, Inc.
$__________________ or __________________%	BlackRock Global Allocation V.I. - Class III (BGA)
Fidelity® Variable Insurance Products
$__________________ or __________________%	Fidelity® VIP Contrafund® - Initial Class (FCF) [2]
$__________________ or __________________%	Fidelity® VIP Contrafund® - Service Class (FCP) [3]
$__________________ or __________________%	Fidelity® VIP Equity-Income - Initial Class (FEI) [2]
$__________________ or __________________%	Fidelity® VIP Equity-Income - Service Class (FSE) [3]
ING Balanced Portfolio, Inc.
$__________________ or __________________%	ING Balanced - Class I (VBI)
ING Intermediate Bond Portfolio
$__________________ or __________________%	ING Intermediate Bond - Class I (VPB)
ING Investors Trust
$__________________ or __________________%	ING Artio Foreign - Class I (JBF)
$__________________ or __________________%	ING BlackRock Health Sciences Opportunities - Class I (EHS)
$__________________ or __________________%	ING BlackRock Large Cap Growth - Class I (GFG)
$__________________ or __________________%	ING Clarion Global Real Estate - Class S (IGT)
$__________________ or __________________%	ING DFA Global Allocation - Class I (DGA)
$__________________ or __________________%	ING DFA World Equity - Class I (IFO)
$__________________ or __________________%	ING FMRSM Diversified Mid Cap - Class I (FDI)
$__________________ or __________________%	ING Franklin Templeton Founding Strategy - Class I (IFT)
$__________________ or __________________%	ING Global Resources - Class I (IHA)
$__________________ or __________________%	ING Invesco Van Kampen Growth and Income - Class S (GRD)
$__________________ or __________________%	ING JPMorgan Emerging Markets Equity - Class I (JEI)
$__________________ or __________________%	ING JPMorgan Small Cap Core Equity - Class I (IJS)
$__________________ or __________________%	ING Large Cap Growth - Class I (EOP)
$__________________ or __________________%	ING Limited Maturity Bond - Class S (ILM)
$__________________ or __________________%	ING Liquid Assets - Class I (ILP) [4]
$__________________ or __________________%	ING Liquid Assets - Class S (ILA) [5]
$__________________ or __________________%	ING Marsico Growth - Class I (IMG)
$__________________ or __________________%	ING MFS Total Return - Class I (IMT)
$__________________ or __________________%	ING MFS Utilities - Class S (MUP)
$__________________ or __________________%	ING PIMCO Total Return Bond - Class I (IPC)
$__________________ or __________________%	ING Pioneer Fund - Class I (PFS)
$__________________ or __________________%	ING Pioneer Mid Cap Value - Class I (PMV)
$__________________ or __________________%	ING Retirement Growth - Class I (RGI)
$__________________ or __________________%	ING Retirement Moderate Growth - Class I (RMG)

(DOLLAR COST AVERAGING OPTION - Continued on next page)
Page 3 of 6 (Note: Signature required on last page.)	Order #139191 05/01/2011

Product	Policy Number/List Bill Number
C. DOLLAR COST AVERAGING OPTION (Continued)

$__________________ or __________________%	ING Retirement Moderate - Class I (RMP)
$__________________ or __________________%	ING T. Rowe Price Capital Appreciation - Class I (GFM)
$__________________ or __________________%	ING T. Rowe Price Equity Income - Class I (TEI)
$__________________ or __________________%	ING T. Rowe Price International Stock - Class I (MIO)
$__________________ or __________________%	ING U.S. Stock Index - Class I (ISP)
ING Partners, Inc.
$__________________ or __________________%	ING Baron Small Cap Growth - Class I (BSC)
$__________________ or __________________%	ING Columbia Small Cap Value II - Class I (CSI)
$__________________ or __________________%	ING Global Bond - Class S (OSI)
$__________________ or __________________%	ING Invesco Van Kampen Comstock - Class I (VKC)
$__________________ or __________________%	ING Invesco Van Kampen Equity and Income - Class I (UTA)
$__________________ or __________________%	ING JPMorgan Mid Cap Value - Class I (MCV)
$__________________ or __________________%	ING Oppenheimer Global - Class I (GGP)
$__________________ or __________________%	ING Pioneer High Yield - Class I (PHP)
$__________________ or __________________%	ING T. Rowe Price Diversified Mid Cap Growth - Class I (DMI)
$__________________ or __________________%	ING UBS U.S. Large Cap Equity - Class I (ULI)
ING Variable Funds
$__________________ or __________________%	ING Growth and Income - Class I (GIP)
ING Variable Portfolios, Inc.
$__________________ or __________________%	ING Index Plus LargeCap - Class I (IPL)
$__________________ or __________________%	ING Index Plus MidCap - Class I (IPM)
$__________________ or __________________%	ING Index Plus SmallCap - Class I (IPS)
$__________________ or __________________%	ING International Index - Class S (III)
$__________________ or __________________%	ING Russell™ Large Cap Growth Index - Class I (IRC)
$__________________ or __________________%	ING Russell™ Large Cap Index - Class I (IRI)
$__________________ or __________________%	ING Russell™ Large Cap Value Index - Class I (IRV)
$__________________ or __________________%	ING Russell™ Mid Cap Growth Index - Class I (IRM)
$__________________ or __________________%	ING Russell™ Small Cap Index - Class I (IRS)
$__________________ or __________________%	ING Small Company - Class S (ISS)
$__________________ or __________________%	ING U.S. Bond Index - Class I (ILB)
ING Variable Products Trust
$__________________ or __________________%	ING SmallCap Opportunities - Class I (NIG)
Neuberger Berman Advisers Management Trust
$__________________ or __________________%	Neuberger Berman AMT Socially Responsive® - Class I (NSR)
Frequency and Date of Dollar Cost Averaging (If no options are marked, frequency will be monthly and/or date will be policy processing date.)
Frequency:	☐ Monthly ☐ Quarterly ☐ Semi-annually	☐ Annually
Date:	☐ Policy Processing Date: Date on which processing will occur based on frequency selected beginning
☐ Specific Date of each Period beginning
Terminate an Existing Dollar Cost Averaging Service
☐Terminate Dollar Cost Averaging on
☐Terminate Dollar Cost Averaging when investment option from which money is being transferred reaches $
☐ Please terminate my Dollar Cost Averaging Service immediately. (initial here)
Page 4 of 6 (Note: Signature required on last page.)	Order #139191 05/01/2011

Product	Policy Number/List Bill Number

D. INVESTMENT TRANSFER REQUEST
☐ Current Investment Only ☐ Current and Future Investments (If no box is checked, Current Investment Only is assumed.)
If no information is provided in the “Transfer From” column, we will assume that all amounts currently allocated to the investment options, excluding amounts allocated to the Guaranteed Interest Division, will be reallocated as requested in the “Transfer To” column. Funds that are closed to new assets are indicated
with "N/A" in the "Transfer To" column.
Transfer From	Investment Option	Transfer To
$__________________ or _________%	Guaranteed Interest Division [1]	$__________________ or _________%
American Funds Insurance Series®
$__________________ or _________%	American Growth - Class 2 (AFR)	$__________________ or _________%
$__________________ or _________%	American Growth-Income - Class 2 (AFG)	$__________________ or _________%
$__________________ or _________%	American International - Class 2 (AFI)	$__________________ or _________%
BlackRock Variable Series Funds, Inc.
$__________________ or _________%	BlackRock Global Allocation V.I. - Class III (BGA)	$__________________ or _________%
Fidelity® Variable Insurance Products
$__________________ or _________%	Fidelity® VIP Contrafund® - Initial Class (FCF) [2]	$__________________ or _________%
$__________________ or _________%	Fidelity® VIP Contrafund® - Service Class (FCP) [3]	$__________________ or _________%
$__________________ or _________%	Fidelity® VIP Equity-Income - Initial Class (FEI) [2]	$__________________ or _________%
$__________________ or _________%	Fidelity® VIP Equity-Income - Service Class (FSE) [3]	$__________________ or _________%
$__________________ or _________%	Fidelity® VIP Investment Grade Bond - Initial Class (FIG) [6]	N/A
ING Balanced Portfolio, Inc.
$__________________ or _________%	ING Balanced - Class I (VBI)	$__________________ or _________%
ING Intermediate Bond Portfolio
$__________________ or _________%	ING Intermediate Bond - Class I (VPB)	$__________________ or _________%
ING Investors Trust
$__________________ or _________%	ING Artio Foreign - Class I (JBF)	$__________________ or _________%
$__________________ or _________%	ING BlackRock Health Sciences Opportunities - Class I (EHS)	$__________________ or _________%
$__________________ or _________%	ING BlackRock Large Cap Growth - Class I (GFG)	$__________________ or _________%
$__________________ or _________%	ING Clarion Global Real Estate - Class S (IGT)	$__________________ or _________%
$__________________ or _________%	ING Clarion Real Estate - Class I (IVK) [7]	N/A
$__________________ or _________%	ING DFA Global Allocation - Class I (DGA)	$__________________ or _________%
$__________________ or _________%	ING DFA World Equity - Class I (IFO)	$__________________ or _________%
$__________________ or _________%	ING FMRSM Diversified Mid Cap - Class I (FDI)	$__________________ or _________%
$__________________ or _________%	ING Franklin Templeton Founding Strategy - Class I (IFT)	$__________________ or _________%
$__________________ or _________%	ING Global Resources - Class I (IHA)	$__________________ or _________%
$__________________ or _________%	ING Invesco Van Kampen Growth and Income - Class S (GRD)	$__________________ or _________%
$__________________ or _________%	ING JPMorgan Emerging Markets Equity - Class I (JEI)	$__________________ or _________%
$__________________ or _________%	ING JPMorgan Small Cap Core Equity - Class I (IJS)	$__________________ or _________%
$__________________ or _________%	ING Large Cap Growth - Class I (EOP)	$__________________ or _________%
$__________________ or _________%	ING Large Cap Value - Class I (PEP) [6]	N/A
$__________________ or _________%	ING Limited Maturity Bond - Class S (ILM)	$__________________ or _________%
$__________________ or _________%	ING Liquid Assets - Class I (ILP) [4]	$__________________ or _________%
$__________________ or _________%	ING Liquid Assets - Class S (ILA) [5]	$__________________ or _________%
$__________________ or _________%	ING Marsico Growth - Class I (IMG)	$__________________ or _________%
$__________________ or _________%	ING MFS Total Return - Class I (IMT)	$__________________ or _________%
$__________________ or _________%	ING MFS Utilities - Class S (MUP)	$__________________ or _________%
$__________________ or _________%	ING PIMCO Total Return Bond - Class I (IPC)	$__________________ or _________%
$__________________ or _________%	ING Pioneer Fund - Class I (PFS)	$__________________ or _________%
$__________________ or _________%	ING Pioneer Mid Cap Value - Class I (PMV)	$__________________ or _________%
$__________________ or _________%	ING Retirement Growth - Class I (RGI)	$__________________ or _________%
$__________________ or _________%	ING Retirement Moderate Growth - Class I (RMG)	$__________________ or _________%
$__________________ or _________%	ING Retirement Moderate - Class I (RMP)	$__________________ or _________%
$__________________ or _________%	ING T. Rowe Price Capital Appreciation - Class I (GFM)	$__________________ or _________%
$__________________ or _________%	ING T. Rowe Price Equity Income - Class I (TEI)	$__________________ or _________%
$__________________ or _________%	ING T. Rowe Price International Stock - Class I (MIO)	$__________________ or _________%
$__________________ or _________%	ING U.S. Stock Index - Class I (ISP)	$__________________ or _________%
ING Partners, Inc.
$__________________ or _________%	ING American Century Small-Mid Cap Value - Class I (SCV) [6]	N/A
$__________________ or _________%	ING Baron Small Cap Growth - Class I (BSC)	$__________________ or _________%
$__________________ or _________%	ING Columbia Small Cap Value II - Class I (CSI)	$__________________ or _________%
$__________________ or _________%	ING Global Bond - Class S (OSI)	$__________________ or _________%
$__________________ or _________%	ING Invesco Van Kampen Comstock - Class I (VKC)	$__________________ or _________%
(INVESTMENT TRANSFER REQUEST - Continued on next page)
	Page 5 of 6 (Note: Signature required on last page.)	Order #139191 05/01/2011

D. INVESTMENT TRANSFER REQUEST (Continued)

Transfer From	Investment Option	Transfer To
$__________________ or _________%	ING Invesco Van Kampen Equity and Income - Class I (UTA)	$__________________ or _________%
$__________________ or _________%	ING JPMorgan Mid Cap Value - Class I (MCV)	$__________________ or _________%
$__________________ or _________%	ING Oppenheimer Global - Class I (GGP)	$__________________ or _________%
$__________________ or _________%	ING PIMCO Total Return - Class I (PTR) [8]	N/A
$__________________ or _________%	ING Pioneer High Yield - Class I (PHP)	$__________________ or _________%
$__________________ or _________%	ING T. Rowe Price Diversified Mid Cap Growth - Class I (DMI)	$__________________ or _________%
$__________________ or _________%	ING UBS U.S. Large Cap Equity - Class I (ULI)	$__________________ or _________%
ING Strategic Allocation Portfolio
$__________________ or _________%	ING Strategic Allocation Conservative - Class I (SAI) [6]	N/A
$__________________ or _________%	ING Strategic Allocation Growth - Class I (SAG) [6]	N/A
$__________________ or _________%	ING Strategic Allocation Moderate - Class I (SAB) [6]	N/A
ING Variable Funds
$__________________ or _________%	ING Growth and Income - Class I (GIP)	$__________________ or _________%
ING Variable Portfolios, Inc.
$__________________ or _________%	ING Index Plus LargeCap - Class I (IPL)	$__________________ or _________%
$__________________ or _________%	ING Index Plus MidCap - Class I (IPM)	$__________________ or _________%
$__________________ or _________%	ING Index Plus SmallCap - Class I (IPS)	$__________________ or _________%
$__________________ or _________%	ING International Index - Class S (III)	$__________________ or _________%
$__________________ or _________%	ING Russell™ Large Cap Growth Index - Class I (IRC)	$__________________ or _________%
$__________________ or _________%	ING Russell™ Large Cap Index - Class I (IRI)	$__________________ or _________%
$__________________ or _________%	ING Russell™ Large Cap Value Index - Class I (IRV)	$__________________ or _________%
$__________________ or _________%	ING Russell™ Mid Cap Growth Index - Class I (IRM)	$__________________ or _________%
$__________________ or _________%	ING Russell™ Small Cap Index - Class I (IRS)	$__________________ or _________%
$__________________ or _________%	ING Small Company - Class S (ISS)	$__________________ or _________%
$__________________ or _________%	ING U.S. Bond Index - Class I (ILB)	$__________________ or _________%
ING Variable Products Trust
$__________________ or _________%	ING MidCap Opportunities - Class I (PMO) [6]	N/A
$__________________ or _________%	ING SmallCap Opportunities - Class I (NIG)	$__________________ or _________%
Invesco Variable Insurance Funds
$__________________ or _________%	Invesco V.I. Core Equity Fund - Series I (ACE) [6]	N/A
Neuberger Berman Advisers Management Trust
$__________________ or _________%	Neuberger Berman AMT Socially Responsive® - Class I (NSR)	$__________________ or _________%
Van Eck
$__________________ or _________%	Van Eck VIP Global Hard Assets Fund (WHA) [9]	N/A

Endnotes
[1] Transfers to and from the Guaranteed Interest Division have specific time and amount limitations. Please refer to your policy or prospectus for additional information.
[2] Only available with Future Dimensions.
[3] Not available with Future Dimensions.
[4] Not available with Asset Accumulator, Asset Portfolio Manager, Corporate Benefits, ING Corporate VUL, ING SVUL-CV, ING VUL-CV, ING VUL-DB, ING VUL-ECV, Market
Dimensions, Strategic Investor or Survivor Dimensions.
[5] Not available with Estate Designer, FirstLine, FirstLine II, Future Dimensions, Strategic Advantage, Strategic Advantage II or Variable Survivorship.
[6] Not available with ING Corporate VUL, ING SVUL-CV, ING VUL-CV, ING VUL-DB or ING VUL-ECV.
[7] Only available with Future Dimensions, Market Dimensions and Survivor Dimensions.
[8] Not available with ING SVUL-CV, ING VUL-DB or ING VUL-ECV.
[9] Not available with Corporate Benefits, Future Dimensions, ING Corporate VUL, ING SVUL-CV, ING VUL-CV, ING VUL-DB, ING VUL-ECV, Market Dimensions or
Survivor Dimensions.

E. SIGNATURES (If Owner is a Corporation, Trust, or Partnership, signature and title of Officer is required.)
I/We acknowledge that we have read and understand: 1. the terms and conditions listed in the instructions to this form and that we have received and read the Prospectus for this policy. 2. I/we can cancel or change any elections requested in Sections B and C above by sending written notice to the ING Customer Service Center before the next transfer date. 3. that Dollar Cost Averaging and Automatic Rebalancing will begin on the date specified only if the ING Customer Service Center has received and accepted this signed form before the date specified.
Owner(s) Name
Owner(s) Signature		Date
Registered Representative Name
Registered Representative Signature		Date
Spouse Signature (if applicable)		Date
Insured(s) Name
Policy Number/List Bill Number [10]	Daytime Phone ( )
[10] For corporate owned/sponsored plans, please attach list of applicable policies.
	Page 6 of 6	Order #139191 05/012011